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                      INTELLIQUEST INFORMATION GROUP, INC.

                         REGISTRATION RIGHTS AGREEMENT

                               FEBRUARY 25, 1997

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1 - Termination of Prior Rights. . . . . . . . . . . . . . . . . . .   1

      1.1   Termination of Prior Registration Rights Agreement . . . . . . .   1

SECTION 2 - Restrictions on Transferability; Registration Rights . . . . . .   2

      2.1   Certain Definitions. . . . . . . . . . . . . . . . . . . . . . .   2
      2.2   Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . .   3
      2.3   Restrictive Legend . . . . . . . . . . . . . . . . . . . . . . .   4
      2.4   Notice of Proposed Transfers . . . . . . . . . . . . . . . . . .   4
      2.5   Registration on Form S-3 . . . . . . . . . . . . . . . . . . . .   5
      2.6   Parent Registration. . . . . . . . . . . . . . . . . . . . . . .   6
      2.7   Requested Registration . . . . . . . . . . . . . . . . . . . . .   7
      2.8   Limitations on Subsequent Registration Rights. . . . . . . . . .   9
      2.9   Expenses of Registration . . . . . . . . . . . . . . . . . . . .   9
      2.10  Registration Procedures. . . . . . . . . . . . . . . . . . . . .  10
      2.11  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . .  11
      2.12  Information by Holder. . . . . . . . . . . . . . . . . . . . . .  13
      2.13  Rule 144 Reporting . . . . . . . . . . . . . . . . . . . . . . .  13
      2.14  Transfer of Registration Rights. . . . . . . . . . . . . . . . .  13
      2.15  Market Standoff Agreement. . . . . . . . . . . . . . . . . . . .  13

SECTION 3 - Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . .  14

      3.1   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.2   Third Parties. . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.3   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.4   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.5   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.6   Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      3.7   Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . .  15
      3.8   Rights of Holders. . . . . . . . . . . . . . . . . . . . . . . .  15
      3.9   Delays or Omissions. . . . . . . . . . . . . . . . . . . . . . .  15
      3.10  Future Signatories . . . . . . . . . . . . . . . . . . . . . . .  15

EXHIBIT A Company Shareholders
EXHIBIT B Pipeline Stockholders

                                      -i-
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                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 25th day of February, 1997, by and among IntelliQuest Information Group, Inc., a Delaware corporation ("PARENT"), the former shareholders of record of Zona Research, Inc. ("COMPANY") set forth on EXHIBIT A attached hereto (the "COMPANY SHAREHOLDERS"), and the stockholders of Parent set forth on EXHIBIT B attached hereto (the "PIPELINE STOCKHOLDERS"). The Company Shareholders and the Pipeline Stockholders are sometimes referred to herein collectively as the "RIGHTS HOLDERS."


                                   RECITALS

     WHEREAS, Parent, IntelliQuest Merger Subsidiary, Inc., a wholly owned subsidiary of Parent, and Company are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") of even date herewith, pursuant to which, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of capital stock of Company ("COMPANY CAPITAL STOCK") shall be converted into the right to receive shares of Common Stock of Parent ("PARENT COMMON STOCK"). The shares of Parent Common Stock issued to the Company Shareholders in exchange for the Company Common Stock are referred to collectively herein as the "Parent Shares;" and

     WHEREAS, in partial consideration for the exchange by Company Shareholders of their shares of Company Capital Stock for the Parent Shares, Parent seeks to grant the Company Shareholders certain registration rights, and Pipeline Stockholders holding more than 50% of the outstanding shares of Registrable Securities (as defined in the Registration Rights Agreement, dated as of May 31, 1996, by and among Parent and the Pipeline Stockholders (the "PRIOR REGISTRATION RIGHTS AGREEMENT")) (the "AMENDING PIPELINE STOCKHOLDERS") have agreed to terminate the Prior Registration Rights Agreement, and become parties to this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:


                                   SECTION 1

                          TERMINATION OF PRIOR RIGHTS

     1.1 TERMINATION OF PRIOR REGISTRATION RIGHTS AGREEMENT. Upon the execution of this Agreement by Parent, the Company Shareholders and the Amending Pipeline Stockholders, the Prior Registration Rights Agreement shall terminate, be of no further force and effect and shall, in all respects, be superseded by the provisions of this Agreement.

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                                   SECTION 2

                       RESTRICTIONS ON TRANSFERABILITY;
                              REGISTRATION RIGHTS

     2.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings. All other capitalized terms used, but not defined, herein shall have the meanings assigned to them in the Merger Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "HOLDER" shall mean any Rights Holder holding Registrable Securities at the time notice is given under Section 2.5(a), 2.6(a)(i) or 2.7(a)(i) hereof, and any person holding Registrable Securities at such time to whom the rights under this Agreement have been transferred in accordance with Section 2.14 hereof

          "INITIATING COMPANY HOLDERS" shall mean any Company Shareholders or transferees of Company Shareholders under Section 2.14 hereof who in the aggregate are Holders of not less than forty percent (40%) of the Registrable Company Securities that have not yet been registered on a registration statement under the Securities Act.

          "INITIATING PIPELINE HOLDERS" shall mean any Pipeline Stockholders or transferees of Pipeline Stockholders under Section 2.14 hereof or Section
1.13 of the Prior Registration Rights Agreement who in the aggregate are Holders of not less than forty percent (40%) of the Registrable Pipeline Securities that have not yet been registered on a registration statement under the Securities Act.

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" shall mean all expenses incurred by Parent in complying with Section 2.5, 2.6 or 2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Parent, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Parent which shall be paid in any event by Parent).

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          "REGISTRABLE PORTION" shall mean, for each Company Shareholder other than Stephen Auditore, 100% of the Parent Shares originally issued to such Company Shareholder by Parent; and for Stephen Auditore, 50% (or
119,048) of the Parent Shares originally issued to Stephen Auditore by Parent.

          "REGISTRABLE COMPANY SECURITIES" means any of the Parent Shares or other securities issued or issuable with respect to the Parent Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event; "REGISTRABLE PIPELINE SECURITIES" means any of the Parent Common Stock (the "PIPELINE SHARES") issued in connection with that certain Agreement and Plan of Reorganization (the "PIPELINE MERGER AGREEMENT") dated as of May 30, 1996, by and among Parent, IntelliQuest Delaware, Inc. and Pipeline Communications, Inc. ("PIPELINE"), or other securities issued or issuable with respect to the Pipeline Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event; the Registrable Company Securities and Registrable Pipeline Securities are sometimes referred to collectively herein as "REGISTRABLE SECURITIES"; provided, however, that shares of Parent Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) covered by a Form S-8 registration statement that is still effective.

          "RESTRICTED SECURITIES" shall mean the securities of Parent required to bear the legend set forth in Section 2.3 hereof.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders (as limited by Section 2.9).

          "SHARES" means the Parent Shares and the Pipeline Shares.

          "TRANSFER" shall mean any transfer, sale or assignment.

     2.2 RESTRICTIONS. The Shares shall not be Transferred except upon the conditions specified in Section 2.4 hereof or elsewhere in this Agreement and, (i) if a Holder has been listed as an "affiliate" of Company on Schedule
5.12 to the Merger Agreement, the Company Affiliate Agreement between Parent and such Holder (each an "Affiliate Agreement"), or (ii) if a Holder has been listed as an Affiliate of Pipeline on Schedule 5.11 to the Pipeline Merger Agreement, the Pipeline Affiliate Agreement between Parent and such Holder (each an "Affiliate Agreement"). The Rights Holders will cause any proposed purchaser, assignee, transferee or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

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     2.3  RESTRICTIVE LEGEND.  Each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.4 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS ISSUER RECEIVES EITHER (A) AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR ISSUER) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT, OR (B) OTHER EVIDENCE REASONABLY SATISFACTORY TO ISSUER, THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN ISSUER AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF ISSUER."

          Each Holder consents to Parent making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.3.

     2.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed Transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed Transfer, the holder thereof shall give written notice to Parent of such holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to Parent, addressed to Parent, to the effect that the proposed Transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the Transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to Parent, whereupon the holder of such Restricted Securities shall be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to Parent. Parent will not require such a legal opinion or "no action" letter
(a) in any transaction in compliance with

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Rule 144, (b) in any transaction in which a Rights Holder which is a corporation distributes Restricted Securities after six (6) months after the purchase thereof solely to its majority owned subsidiaries or affiliates for no consideration, (c) in any transaction in which a Rights Holder which is a partnership distributes Restricted Securities after six (6) months after the purchase thereof solely to partners thereof for no consideration, (d) in any transaction in which a Rights Holder makes a bona fide gift of Restricted Securities, or (e) in any transaction in which a Rights Holder transfers Restricted Securities to a corporation, partnership, limited liability company or trust controlled by such Rights Holder; PROVIDED that each transferee (other than a transferee that obtains Restricted Securities pursuant to subsection (a)) agrees in writing to be subject to the terms of this Section 2.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
2.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and Parent, such legend is not required in order to establish compliance with any provisions of the Securities Act.

     2.5  REGISTRATION ON FORM S-3.

          (a) If Parent receives from Initiating Company Holders a written request that Parent file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Company Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and Parent is a registrant entitled to use Form S-3 to register the Registrable Company Securities for such an offering, Parent shall use its best efforts to file such Form S-3 within three (3) weeks of the date Parent receives such written request. Parent will use its best efforts to effect such registration as soon as practical thereafter (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of such portion (not to exceed the Registrable Portion) of such Registrable Company Securities as are specified in such request, together with such portion (not to exceed the Registrable Portion) of the Registrable Company Securities of any Company Shareholder joining in such request as are specified in a written request received by Parent within fifteen (15) days after receipt of such written notice from Parent.

          (b) Notwithstanding the foregoing, Parent shall not be obligated to take any action pursuant to this Section 2.5: (i) before June 1, 1997;
(ii) in any particular jurisdiction in which Parent would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act; (iii) if the Company Shareholders requesting registration are able to sell to the public all of their Registrable Company Securities without registration under the Act within any 90-day period; or (iv) if Parent shall furnish to such Company Shareholders a certificate signed by the President of Parent stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to Parent or its shareholders for registration statements to be filed in the near future, then Parent's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Company Shareholder or Company Shareholders; provided, however, that Parent may not utilize this right more than once in any twelve (12) month period.

          (c) In the event the Initiating Company Holders decide that a registration pursuant to Section 2.5 shall be a registered public offering involving an underwriting, they shall so advise Parent and Parent shall (together with all Company Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Company Holders (which managing underwriter shall be reasonably acceptable to Parent). Notwithstanding any other provision of this Section 2.5, if the managing underwriter advises the Initiating Company Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then Parent shall so advise all Company Shareholders of Registrable Company Securities and the number of shares of Registrable Company Securities that may be included in the registration and underwriting shall be allocated among all Company Shareholders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Company Securities held by such Company Shareholders at the time of filing the registration statement; PROVIDED, HOWEVER, that the number of shares of Registrable Company Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Company Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.
To facilitate the allocation of shares in accordance with the above provisions, Parent or the underwriters may round the number of shares allocated to any Company Shareholder to the nearest 100 shares.

     If any holder of Registrable Company Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent, the managing underwriter and the Initiating Company Holders. The Registrable Company Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Company Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

     2.6  PARENT REGISTRATION.

          (a) NOTICE OF REGISTRATION. If at any time, Parent shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, Parent will:

               (i) promptly give written notice thereof (A) to each Pipeline Stockholder and (B) to the attorneys listed on EXHIBIT B hereto, and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, such number of the Registrable

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Pipeline Securities as is specified in a written request or requests made within fifteen (15) days after receipt of such written notice from Parent by any Pipeline Stockholder.

          (b) UNDERWRITING. If the registration of which Parent gives notice is for a registered public offering involving an underwriting, Parent shall so advise the Pipeline Stockholders as a part of the written notice given pursuant to Section 2.6(a)(i). All Pipeline Stockholders proposing to distribute their securities through such underwriting shall (together with Parent and any other Parent stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Parent (or by the holders who have demanded such registration). If the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter must first exclude from the registration and underwriting all shares of Parent Common Stock held by stockholders other than the Pipeline Stockholders. NOTWITHSTANDING THE PRECEDING SENTENCE, if the registration and underwriting were initiated pursuant to Section 2.5 hereof, then the managing underwriter must exclude from such registration and underwriting: (i) first, up to all shares of Parent Common Stock held by stockholders other than the Company Shareholders and the Pipeline Stockholders; and (ii) next, and only if all shares excludable pursuant to subsection (i) above have been excluded, up to all shares of Parent Common Stock held by the Pipeline Stockholders. Subject to the requirements in the preceding two sentences, the managing underwriter may limit the number of Registrable Pipeline Securities to be included in the registration and underwriting. If any Pipeline Stockholder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to Parent and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto and Parent shall allow other participating Pipeline Stockholders to increase the number of securities to be included in the registration, on a pro rata basis up to the aggregate amount of securities so excluded or withdrawn.

          (c) RIGHT TO TERMINATE REGISTRATION. Parent shall have the right to terminate or withdraw any registration initiated by it under this Section
2.6 prior to the effectiveness of such registration, whether or not any Pipeline Stockholder has elected to include securities in such registration.

          (d) COMPANY REGISTRATION OTHER THAN ON FORM S-3. If Parent, at the request or demand of the Company Shareholders, prepares and files a registration statement that includes Parent Shares owned by Company Shareholders other than a registration statement prepared and filed under
Section 2.5, the Pipeline Stockholders will have the same rights with respect to such registration as if such registration statement were prepared under
Section 2.5.

     2.7  REQUESTED REGISTRATION.

          (a) REQUEST FOR REGISTRATION. If, at any time after November 30, 1997, Parent receives from Initiating Pipeline Holders a written request that Parent effect any registration, qualification or compliance with respect to the Registrable Pipeline Securities, Parent will:

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               (i)  promptly (and in any case within 10 days after such
request) give written notice of the proposed registration, qualification or compliance to all other Pipeline Stockholders; and

               (ii) use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution, in the manner requested by the Initiating Pipeline Holders, of such portion of the Registrable Pipeline Securities held by the Initiating Pipeline Holders specified in such request, together with such portion of the Registrable Pipeline Securities of any Pipeline Stockholder or Pipeline Stockholders joining in such request as are specified in a written request received by Parent within thirty (30) days after receipt of such written notice from Parent; PROVIDED, HOWEVER, that Parent shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.7:

                    (1) In any particular jurisdiction in which Parent would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (2) If Parent shall furnish to such Pipeline Stockholders a certificate, signed by the President or Chief Executive Officer of Parent, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Parent or its stockholders for a registration statement to be filed in the near future, in which case Parent's obligation to use its best efforts to register, qualify or comply under this Section 2.7 shall be deferred for a period not to exceed ninety
(90) days from the date of receipt of written request from the Initiating Pipeline Holders; provided, however, that Parent may not utilize this right more than once in any twelve (12) month period, and for each period of 30 days that Parent's obligations under this Section 2.7 are deferred, the percentage of Registrable Pipeline Securities held by Initiating Pipeline Holders and other Holders that may be included in the registration shall increase by 5%, up to total percentage of 65% of their Registrable Pipeline Securities if such obligations are deferred for 90 days.

     Subject to the foregoing clauses (1) and (2), Parent shall file a registration statement covering the Registrable Pipeline Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Pipeline Holders (and in any case not more than 45 days after such receipt). Subject to the rights of the Company Shareholders set forth in Section 2.5, the Pipeline Stockholders' rights to register Pipeline Shares under this Section 2.7 shall have preference and priority over the registration rights granted to any existing Parent stockholder.

          (b)  UNDERWRITING.  In the event that a registration pursuant to
Section 2.7 is for a registered public offering involving an underwriting.

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               (i)  Parent shall so advise each Pipeline Stockholder as part of the notice given pursuant to Section 2.7(a)(i), and the right of any Pipeline Stockholder to registration shall be conditioned upon such Pipeline Stockholder's participation in the underwriting arrangements and the inclusion of such Pipeline Stockholder's Registrable Pipeline Securities in the underwriting, to the extent requested, to the extent provided herein.

               (ii) Parent shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Pipeline Holders (which managing underwriter shall be reasonably acceptable to Parent). Notwithstanding any other provision of this Section 2.7(b), if the managing underwriter advises the Initiating Pipeline Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then Parent shall so advise all Holders of Registrable Pipeline Securities and the number of shares of Registrable Pipeline Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Pipeline Securities held by such Holders at the time of filing the registration statement; PROVIDED, HOWEVER, that the number of shares of Registrable Pipeline Securities to be included in such underwriting shall not be reduced unless all other Parent securities are first entirely excluded from the underwriting. No Registrable Pipeline Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, Parent or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

               (iii) If any Holder of Registrable Pipeline Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent, the managing underwriter and the Initiating Pipeline Holders. The Registrable Pipeline Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Pipeline Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration and Parent shall allow other participating Holders to increase the number of securities to be included in the registration, on a pro rata basis up to the aggregate amount of securities so excluded or withdrawn.

     2.8 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date hereof, Parent shall not enter into any agreement granting any holder or prospective holder of any securities of Parent registration rights with respect to such securities which:

          (a) prevent or limit the Company Shareholders' ability to exercise their rights under Section 2.5;

          (b) grant piggyback rights superior to the rights afforded to the Pipeline Stockholders under Section 2.6, or pari passu with or superior to the cutback priority position afforded to the Pipeline Stockholders under
Section 2.6(b)(i) and (ii) as applicable to a registration and underwriting initiated pursuant to Section 2.5; or

          (c) prevent or limit the Pipeline Stockholders' ability to exercise their rights under Section 2.7.

     2.9 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to Section 2.5, 2.6 or 2.7 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by Parent. If a registration proceeding is begun upon the request of Initiating Company Holders or Initiating Pipeline Holders pursuant to Section 2.5, 2.6 or 2.7, but such request is subsequently withdrawn by the Initiating Company Holders or Initiating Pipeline Holders, then the Holders of Registrable Securities to have been registered shall bear all Registration Expenses of such proceeding, pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of Parent (including, but not limited to, a decrease of at least 33 1/3% in the closing price of the Parent Common Stock from the date of the Holders' request, as reported by the Nasdaq National Market) from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses, and in such case, Parent shall be deemed not to have effected a registration pursuant to Section 2.5,
2.6 or 2.7. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     2.10 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by Parent pursuant to this Section 2, Parent will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense Parent will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one (1) year or until the distribution described in the registration statement has been completed, whichever comes first; and

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or market on which similar securities issued by Parent are then listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing Parent for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of Parent, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     2.11 INDEMNIFICATION.

          (a) Parent will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by Parent of any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities law applicable to Parent in connection with any such registration, qualification or compliance, and Parent will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that Parent will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify Parent, each of its directors and officers, each underwriter, if any, of Parent's securities covered by such a registration statement, each person who controls Parent or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by such Holder and stated to be specifically for use therein.

          (c) Each party entitled to indemnification under this Section 2.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.12 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to Parent such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as Parent may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.13 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, Parent agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (b) File with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act; and

          (c) So long as a Rights Holder owns any Restricted Securities, to furnish to the Rights Holder forthwith upon request a written statement by Parent as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Parent, and such other reports and documents of Parent and other information in the possession of or reasonably obtainable by Parent as a Rights Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Rights Holder to sell any such securities without registration.

     2.14 TRANSFER OF REGISTRATION RIGHTS. The rights to cause Parent to register securities granted Rights Holders under Section 2.5, 2.6 or 2.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Rights Holder (together with any affiliate); PROVIDED that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to Parent, and (c) such transferee or assignee is a wholly-owned subsidiary or constituent partner (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of, or trust controlled by, such Rights Holder.

     2.15 MARKET STANDOFF AGREEMENT. Each Holder agrees in connection with any registered underwritten sale of Parent's securities, upon request of Parent or the underwriters managing such underwritten offering of Parent's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of Parent and such managing underwriters for such period of time (not to exceed to 90 days) as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters; PROVIDED, HOWEVER, that the Rights Holders shall not be subject to such lockup unless the officers and directors of Parent who own stock of Parent shall also be bound by the same or greater restrictions.

                                    SECTION 3

                                  MISCELLANEOUS

     3.1 ASSIGNMENT. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     3.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     3.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

     3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts from time to time in accordance with Section 3.10 below, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.5 NOTICES. All notices shall be in writing and shall be deemed given if delivered personally or when received if delivered by commercial delivery service or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the addresses of the parties hereto in the stockholder and shareholder records of Parent and Company, respectively (or at such other address for a party as shall be specified by like notice).

     3.6 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     3.7 AMENDMENT AND WAIVER. Except as provided in Section 3.10 hereof, any provision of this Agreement may be amended or waived with the written consent of Parent and the Holders of at least fifty percent (50%) of the outstanding shares of the Registrable Securities; PROVIDED, HOWEVER, that Sections 2.5 and 2.8(a) may be amended or waived only with the written consent of Parent and the Holders of at least fifty percent (50%) of the outstanding shares of Registrable Company Securities, and that Sections 2.6, 2.7, 2.8(b) and 2.8(c) may be amended or waived only with the written consent of Parent and the Holders of at least fifty percent (50%) of the outstanding shares of Registrable Pipeline Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and Parent. In addition, Parent may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder. In the event that an underwriting agreement is entered into between Parent and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     3.8 RIGHTS OF HOLDERS. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of Parent as a result of exercising or refraining from exercising any such right or rights.

     3.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     3.10 FUTURE SIGNATORIES. After the date hereof, Parent shall make available to all former Company shareholders and to all former Pipeline shareholders the opportunity to sign this Agreement and thereby to become bound hereby and receive the benefits hereof as Holders hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature:
          ------------------------                ------------------------
Name:                                   Name:
          ------------------------                ------------------------
Title:                                  Title:
          ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                              RIGHTS HOLDERS


Signature: /s/ James A. Schellhase       Signature:
           ------------------------                ------------------------
Name:      James A. Schellhase           Name:
           ------------------------                ------------------------
Title:     CFO, Secretary                Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Stephen Auditore
           ------------------------                ------------------------

Name:                                   Name:      Stephen Auditore
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Peter J. Auditore
           ------------------------                ------------------------

Name:                                   Name:      Peter J. Auditore
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Charles A. Johnson
           ------------------------                ------------------------

Name:                                   Name:      Charles A. Johnson
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ A. Matthews Thompson
           ------------------------                ------------------------

Name:                                   Name:      A. Matthews Thompson
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature: /s/ James A. Schellhase      Signature:
           ------------------------                ------------------------

Name:      James A. Schellhase          Name:
           ------------------------                ------------------------
Title:     CFO, Secretary               Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Stephen Auditore
           ------------------------                ------------------------

Name:                                   Name:      Stephen Auditore
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Peter J. Auditore
           ------------------------                ------------------------

Name:                                   Name:      Peter J. Auditore
           ------------------------                ------------------------
Title:                                  Title:
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ Charles A. Johnson
           ------------------------                ------------------------

Name:                                   Name:      Charles A. Johnson
           ------------------------                ------------------------
Title:                                  Title:     Member, Moseley Holtt
           ------------------------                ------------------------




                      **REGISTRATION RIGHTS AGREEMENT**

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTELLIQUEST INFORMATION
GROUP, INC.                             RIGHTS HOLDERS


Signature:                              Signature: /s/ A. Matthews Thompson
           ------------------------                ------------------------

Name:                                   Name:      A. Matthews Thompson
           ------------------------                ------------------------
Title:                                  Title:     CEO
           ------------------------                ------------------------




                        **REGISTRATION RIGHTS AGREEMENT**

                                      EXHIBIT A

                                COMPANY SHAREHOLDERS


            Stephen Auditore
            Peter Auditore

                                     EXHIBIT B

                              PIPELINE STOCKHOLDERS


            A Matthews Thompson
            Ralph W. Bowlin
            Mark E. Novisoff
            Micro Warehouse
            Patrick M. Cummiskey
            Michael J. Geihsler
            Said Mohammadioun
            Eugene Hill
            Jeffrey Kerker
            Julian H. Danielly
            William & June Warren
            Bernard Simkin
            3031204 Manitoba Ltd.
            Murray Simkin
            Brad Biddy
            Delaware Charter Guarantee & Trust Company
            Peter A. Orr
            Chuck Leamon
            Michael Fagen
            Martha J. Day
            Sloan Hill
            Kristin Colier
            James C. Kloss

            Noro-Moseley Partners III, L.P.
            77 Capital Partners, L.P.

            ATTORNEY:
            Philip H. Moise, Esq.
            Randy Faigin, Esq.
            Nelson Mullins Riley & Scarborough
            999 Peachtree Street, N.E.
            Suite 1400
            Atlanta, GA  30309
            Telephone:  (404) 817-6141
            Fax:  (404) 817-6522